                                                                   EXHIBIT 99.33

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             33
SERVICER REPORT DATE: 10-Jul-02                 BEGINNING:              1-Jun-02
DISTRIBUTION DATE:    15-Jul-02                 ENDING:                30-Jun-02

                        ORIG PRINCIPAL       BEG PRINCIPAL        PRINCIPAL       INTEREST           TOTAL          END PRINCIPAL
                           BALANCE             BALANCE          DISTRIBUTION   DISTRIBUTION (*)   DISTRIBUTION         BALANCE
     ------------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES  $   125,000,000.00   $           0.00                 -  $           0.00               -    $           0.00
     CLASS A-2 NOTES  $   314,000,000.00   $           0.00   $          0.00  $           0.00               -    $           0.00
     CLASS A-3 NOTES  $   196,000,000.00   $     659,162.37   $    659,162.37  $       3,707.79       662,870.16   $           0.00
     CLASS A-4 NOTES  $   151,800,000.00   $ 151,800,000.00   $ 10,653,822.55  $     877,910.00    11,531,732.55   $ 141,146,177.45
     ------------------------------------------------------------------------------------------------------------------------------
       NOTE TOTALS    $   786,800,000.00   $ 152,459,162.37   $ 11,312,984.92  $     881,617.79  $ 12,194,602.71   $ 141,146,177.45
     ------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                             PRINCIPAL      INTEREST     END PRINCIPAL
                            DISTRIBUTION  DISTRIBUTION      BALANCE
        --------------------------------------------------------------
        CLASS A-1 NOTES                -             -               -
        CLASS A-2 NOTES                -             -               -
        CLASS A-3 NOTES       3.36307331    0.01891729               -
        CLASS A-4 NOTES      70.18328426    5.78333333    929.81671574
        --------------------------------------------------------------
          NOTE TOTALS        73.54635757    5.80225062    929.81671574
        --------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             33
SERVICER RPT DATE: 10-Jul-02                    BEGINNING:              1-Jun-02
DISTRIBUTION DATE: 15-Jul-02                    ENDING:                30-Jun-02

        I. Note Distributable Amounts

                    Principal       Interest          Total        Prin(per$1000/orig)  Int(per$1000/orig)   Total(per$1000/orig)
                 ----------------------------------------------------------------------------------------------------------------
     CLASS A-1   $             -  $         -   $              -   $                -   $               -    $                -
     CLASS A-2   $             -  $         -   $              -   $                -   $               -    $                -
     CLASS A-3   $    659,162.37  $   3,707.79  $      662,870.16  $        3.36307331  $       0.01891729   $         3.38199060
     CLASS A-4   $ 10,653,822.55  $ 877,910.00  $   11,531,732.55  $       70.18328426  $       5.78333333   $        75.96661760
                 ----------------------------------------------------------------------------------------------------------------
       TOTAL     $ 11,312,984.92  $ 881,617.79  $   12,194,602.71  $       73.54635757  $       5.80225062   $        79.34860819

       II. Pool Balance at the end of the Collection Period                               $   149,092,388.15

      III. Insurance Premium                                                              $        24,112.00

       IV. Spread Account Balance
                (A) Balance after Deposits/Withdrawals for prior Distribution Date        $     4,812,161.19
                (B) Balance after Deposits/Withdrawals for current Distribution Date      $     5,031,198.33

        V. Spread Account Required Amount                                                 $     4,472,771.64

       VI. Spread Account Withdrawals
                (A) Withdrawal to make required payments under 4.03                       $                0
                (B) Withdrawal to reimburse Preference Amounts (to Insurer)               $                0

      VII. Servicing Fee                                                                          193,535.57

     VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                $                0

       IX. Indenture Trustee Fees not paid by Servicer or from Available Funds            $                0

        X. Available Funds                                                                $    12,625,405.21

       XI. Insured Payment (if any)                                                       $                0

      XII. Note Principal and Interest Carryover Shortfalls

                            Note Principal              Note Interest
                         Carryover Shortfall          Carryover Shortfall           Total
                      --------------------------------------------------------------------------
          CLASS A-1   $                     0.00    $                  0.00   $             0.00
          CLASS A-2   $                     0.00    $                  0.00   $             0.00
          CLASS A-3   $                     0.00    $                  0.00   $             0.00
          CLASS A-4   $                     0.00    $                  0.00   $             0.00
                      --------------------------------------------------------------------------
            TOTAL     $                     0.00    $                  0.00   $             0.00

     XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                       Current Distribution Date    Prior Distribution Date
                            Note Principal             Note Principal                Change in Note
                         Carryover Shortfall         Carryover Shortfall      Principal Carryover Shortfall
                      -------------------------------------------------------------------------------------
          CLASS A-1   $                     0.00    $                  0.00   $                        0.00
          CLASS A-2   $                     0.00    $                  0.00   $                        0.00
          CLASS A-3   $                     0.00    $                  0.00   $                        0.00
          CLASS A-4   $                     0.00    $                  0.00   $                        0.00
                      -------------------------------------------------------------------------------------
            TOTAL     $                     0.00    $                  0.00   $                        0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                COLLECTION PERIOD             33
SERVICER RPT DATE: 10-Jul-02                    BEGINNING:              1-Jun-02
DISTRIBUTION DATE: 15-Jul-02                    ENDING:                30-Jun-02

                       Prior Distribution Date        Current Distribution
                           Note Interest               Date Note Interest             Change in Note
                        Carryover Shortfall           Carryover Shortfall      Interest Carryover Shortfall
                      -------------------------------------------------------------------------------------
          CLASS A-1   $                     0.00    $                  0.00   $                        0.00
          CLASS A-2   $                     0.00    $                  0.00   $                        0.00
          CLASS A-3   $                     0.00    $                  0.00   $                        0.00
          CLASS A-4   $                     0.00    $                  0.00   $                        0.00
                      -------------------------------------------------------------------------------------
            TOTAL     $                     0.00    $                  0.00   $                        0.00

       IX. Delinquency Ratio

               A. Delinquency Statistics

                         Days              Outstanding      Past Due
                      Delinquent  Units     Principal        Amount
                    --------------------------------------------------
                       31- 60       786    5,566,378.30     536,687.93
                       61- 90       132      985,283.82     138,345.18
                      91- 120        25      212,318.27      35,505.93
                        121+          0               -              -
                    --------------------------------------------------
                       TOTAL        943    6,763,980.39     710,539.04

               B. Delinquency Percentage

                    (1) Principal balance of delinquent contracts between 30 and 120 days $     6,763,980.39
                    (2) Pool Principal Balance Beginning of Collection Period             $   160,405,373.07
                    (3) Delinquency Percentage (Line 1/Line 2)                                          4.22%

                                                                                       Units     Principal
                                                                                       -----    ------------
        X. Principal Balance of repossessed Financed Vehicles in inventory                 -    $       0.00

       XI. Liquidation Proceeds received from Defaulted Contracts                               $ 361,727.32

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Jul-02                    COLLECTION PERIOD             33
DISTRIBUTION DATE: 15-Jul-02                    BEGINNING:              1-Jun-02
                                                ENDING:                30-Jun-02

I. POOL BALANCE CALCULATION:

A.      Original Pool Balance                                               794,746,210.70

B.      Beginning of Period Outstanding Pool Balance                        160,405,373.07

C.      Monthly Principal Amounts

        (1)     Monthly Scheduled Payments                                    6,821,231.86
        (2)     Full Prepayments (excluding Purchased Receivables)            4,022,495.82
        (3)     Defaulted Contracts during period                               472,439.70
        (4)     Receivables becoming Purchased Receivables during period                 -
        (5)     Other Receivables adjustments                                    (3,182.46)

        Total Monthly Principal Amounts                                      11,312,984.92

D.      Total Monthly Payments allocable to Interest                          1,404,221.83

E.      End of period Outstanding Pool Balance                              149,092,388.15

F.      Pool Factor                                                               0.187597

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                            Class A-1       Class A-2      Class A-3        Class A-4
                                                           -----------     -----------    ------------    --------------
A.       Beginning of period Outstanding Principal Balance           -               -      659,162.37    151,800,000.00

B.       Noteholders' Principal Distributable Amount                 -            0.00      659,162.37     10,653,822.55
C.       Noteholders' Interest Distributable Amount                  -               -        3,707.79        877,910.00
                                                             -----------------------------------------------------------
D.       Note Distributable Amount                                   -               -      662,870.16     11,531,732.55
E.       Note Principal Carryover Shortfall                          0               0               0                 0
F.       Note Interest Carryover Shortfall                           0               0               0                 0
G.       Insured Payment                                             0               0               0                 0

H.       End of period Outstanding Principal Balance                 -               -               -    141,146,177.45

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

           A.    Available Funds in Collection Account:

                          (1)  Monthly Scheduled Payments on Receivables
                                during period (including partial prepays)
                                  (a) Principal                                                                   6,821,231.86
                                  (b) Interest                                                                    1,368,333.75
                          (2)  Full Prepayments collected during period
                                  (a) Principal                                                                   3,820,405.84
                                  (b) Interest                                                                       34,287.74
                          (3)  Net Liquidation Proceeds collected
                                during period                                                              $        361,727.32
                          (4)  Net Insurance Proceeds collected
                                during period
                                  (a) Principal                                                                     202,089.98
                                  (b) Interest                                                                        1,600.34

                          (5)  Purchase Amounts deposited in Collection
                                Account                                                                                      0
                          (6)  Investment Earnings - Collection Account                                    $         15,728.38

                          Total Available Funds in Collection Account                                            12,625,405.21

           B.    Available Funds in Payment Account:

                          (1)  Available Funds transferred from Collection Account                         $     12,625,405.21

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Jul-02                    COLLECTION PERIOD             33
DISTRIBUTION DATE: 15-Jul-02                    BEGINNING:              1-Jun-02
                                                ENDING:                30-Jun-02

                          (2)  Amount withdrawn from Spread Account and deposited to Payment Account       $                 -
                          (3)  Insured Payment deposited to Payment Account                                $                 -

                          Total Available Funds in Payment Account                                         $     12,625,405.21

           C.    Distributions from Payment Account:

                          (1)  Monthly Servicing Fee                                                       $        193,535.57
                          (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                      0
                          (3)  Owner Trustee Fees (if paid from Available Funds)                                             0
                          (4)  Indenture Trustee Fees (if paid from Available Funds)                                         0
                          (5)  Insurance Premium                                                                     24,112.00
                          (6)  Note Interest Distributable Amount
                                      (a)    Class A - 1                                                                     -
                                      (b)    Class A - 2                                                                     -
                                      (c)    Class A - 3                                                              3,707.79
                                      (d)    Class A - 4                                                            877,910.00
                          (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                                      (a)    Class A - 1                                                                     0
                                      (b)    Class A - 2                                                                     0
                                      (c)    Class A - 3                                                                     0
                                      (d)    Class A - 4                                                                     0
                          (8)  Note Principal Distributable Amount
                                      (a)    Class A - 1                                                                     -
                                      (b)    Class A - 2                                                                     -
                                      (c)    Class A - 3                                                            659,162.37
                                      (d)    Class A - 4                                                         10,653,822.55
                          (9)  Reimbursement Amounts Owing to Insurer                                                        0
                          (10) Spread Account Deposit (to increase to Required Amount)                              213,154.93
                          (11) Indenture or Owner Trustee Fees (not paid under C)                                            0
                          (12) Re-Liening Expenses                                                                           0
                               (To the extent not paid by Servicer)
                          (13) Transition Costs and Additional Servicing Fee to Successor Servicer                           0
                          (14) After Servicer Default, remaining Available Funds deposited
                                in Note Distribution Account                                                                 0

                          Total Distributions                                                                    12,625,405.21

           D.    Excess Available Funds (or shortfall)                                                                       -

           E.    Remaining Available Funds to holder of Residual Interest Certificate                                        0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

                  A. Available Funds Transferred from Collection Account to Payment Account                $     12,625,405.21
                  B. Distributions required under 4.03 (a)(i) through (vii)                                $     12,412,250.28
                  C. Spread Account Deposit to Payment Account (Min: $0 and Lines A - B)                   $                 -
                  D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                          0

V. SPREAD ACCOUNT BALANCE

                  A. Spread Account Balance After Deposit/Disbursements
                         (1) Beginning Spread Account Balance                                              $      4,812,161.19
                         (2) Investment Income Deposited to Spread Account                                 $          5,882.21
                         (3) Withdrawal to make required payments under 4.03                               $                 -
                         (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                         0
                         (5) Deposit to Spread Account after Disbursements                                 $        213,154.93
                         (6) Spread Account Balance after Deposit/Disbursments                             $      5,031,198.33

                  B. Spread Account Required Amount                                                        $      4,472,771.64

                         (1) 3% of Pool Balance                                                            $      4,472,771.64

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Jul-02                    COLLECTION PERIOD             33
DISTRIBUTION DATE: 15-Jul-02                    BEGINNING:              1-Jun-02
                                                ENDING:                30-Jun-02

                         But in no event less than the lesser of (a) or (b)
                                   (a) .5% of Original Pool Balance                                        $      3,973,731.05
                                   (b) Outstanding Principal Amount of All Notes                           $    141,146,177.45

                  C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                       0

                  D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)            $        558,426.69

VI. INSURED PAYMENTS

                  A. Available Funds Transferred from Collection Account to Payment Account                $     12,625,405.21
                  B. Available Funds Transferred from Spread Account to Payment Account                    $                 0
                  C. Note Interest Distributable Amount                                                             881,617.79
                  D. Guaranteed Note Principal Amount                                                      $                 0
                  E. Deficiency Amount                                                                     $                 -
                     (Min:(Lines A+B-C-D) and $0.00)                                                       $                 0
                  F. Preference Amount                                                                     $                 0
                  G. Insured Payment (lines E+F)                                                           $                 0

                                         Note Principal                   Note Interest
                                      Carryover Shortfall               Carryover Shortfall                   Total
                CLASS A-1                $        0.00                      $      0.00                  $           0.00
                CLASS A-2                $        0.00                      $      0.00                  $           0.00
                CLASS A-3                $        0.00                      $      0.00                  $           0.00
                CLASS A-4                $        0.00                      $      0.00                  $           0.00
                ---------------------------------------------------------------------------------------------------------
                  TOTAL                  $        0.00                      $      0.00                  $           0.00

                                   Current Distribution Date          Prior Distribution Date
                                         Note Principal                   Note Principal                   Change in Note
                                      Carryover Shortfall               Carryover Shortfall         Principal Carryover Shortfall
                CLASS A-1                $        0.00                      $      0.00                  $           0.00
                CLASS A-2                $        0.00                      $      0.00                  $           0.00
                CLASS A-3                $        0.00                      $      0.00                  $           0.00
                CLASS A-4                $        0.00                      $      0.00                  $           0.00
                ----------------------------------------------------------------------------------------------------------------
                  TOTAL                  $        0.00                      $      0.00                  $           0.00

                                   Current Distribution Date          Prior Distribution Date
                                         Note Interest                     Note Interest                   Change in Note
                                      Carryover Shortfall               Carryover Shortfall         Interest Carryover Shortfall
                CLASS A-1                $        0.00                      $      0.00                  $           0.00
                CLASS A-2                $        0.00                      $      0.00                  $           0.00
                CLASS A-3                $        0.00                      $      0.00                  $           0.00
                CLASS A-4                $        0.00                      $      0.00                  $           0.00
                ----------------------------------------------------------------------------------------------------------------
                  TOTAL                  $        0.00                      $      0.00                  $           0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                    $    10,402,548.46

VIII. DELINQUENCY RATIO

                  A. Delinquency Statistics

                   Days                               Outstanding               Past Due
                Delinquent          Units              Principal                 Amount
                ----------------------------------------------------------------------------
                  31- 60               786         $   5,566,378.30       $       536,687.93
                  61- 90               132         $     985,283.82       $       138,345.18
                  91- 120               25         $     212,318.27       $        35,505.93
                   121+                  0         $              -       $                -
                ----------------------------------------------------------------------------
                  TOTAL                943             6,763,980.39               710,539.04

                  B. Delinquency Percentage

                       (1) Principal balance of delinquent contracts between 30 and 120 days               $      6,763,980.39
                       (2) Pool Principal Balance Beginning of Collection Period                           $    160,405,373.07
                       (3) Delinquency Percentage (Line 1/Line 2)                                                         4.22%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE: 10-Jul-02                    COLLECTION PERIOD             33
DISTRIBUTION DATE: 15-Jul-02                    BEGINNING:              1-Jun-02
                                                ENDING:                30-Jun-02
IX. CUMULATIVE NET LOSS RATIO

                  (1)   Principal Balance of Defaulted Contracts in current Collection Period              $        472,439.70
                  (2)   Cumulative Defaulted Contracts Including
                         Defaulted Contracts in current Collection Period                                  $     44,911,507.75
                  (3)   Net Liquidation Proceeds collected during current Collection Period                $        361,727.32
                  (4)   Cumulative Net Liquidation Proceeds Including
                         Net Liquidation Proceeds in current Collection Period                             $     22,972,956.02
                  (5)   Original Pool Balance                                                              $    794,746,210.70
                  (6)   Cumulative Net Loss Rate (2) minus (4) divided by (5)                                             2.76%

X. REPOSSESSED INVENTORY

                                                                                                 Units          Principal
                                                                                                 -----     -------------------
                  A. Principal Balance of repossessed Financed Vehicles (beg.)                       0                       -
                  B. Repossessed Financed Vehicles (Principal)                                             $        560,221.89
                  C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                $        361,727.32
                  D. Realized losses on sale of repossessed Financed Vehicles (Principal)                  $        198,494.57
                                                                                                 -----------------------------
                  E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)             0     $                 -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of July, 2002


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer